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                          VAN KAMPEN AMERICAN CAPITAL
                     SUPPLEMENT DATED MARCH 9, 1998 TO THE
         PROSPECTUS DATED MARCH 28, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                       AUGUST 4, 1997 AND JANUARY 2, 1998
                          VKAC GROWTH AND INCOME FUND
         PROSPECTUS DATED APRIL 30, 1997, AS PREVIOUSLY SUPPLEMENTED ON
                       AUGUST 4, 1997 AND JANUARY 2, 1998
                            VKAC EQUITY INCOME FUND

    The section of the Prospectus captioned "SHAREHOLDER SERVICES" hereby is supplemented by adding the following:

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site @ www.vkac.com for further instruction. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by James A. Gilligan. Mr. Gilligan has been primarily responsible for managing the Fund's investment portfolio since January 1990. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since September 1995 and of Advisory Corp. since June 1995. Prior to that time, Mr. Gilligan was Vice President and Portfolio Manager of the Adviser. Bret Stanley and Scott Carroll are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Stanley has been Assistant Vice President of the Adviser and Advisory Corp. since January 1995. Prior to that time, Mr. Stanley was a Portfolio Manager with Gulf Investment Management. Mr. Carroll has been Associate Portfolio Manager of the Adviser and Advisory Corp. since December 1996. Prior to that time, Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company. Prior to September 1992, Mr. Carroll was a Senior Internal Auditor with Pittway Corporation.